Exhibit 99.2 Corporate Presentation May 2023 Confidential 1

Developing Biology-Driven Medicines and Expanding the Impact of Targeted Oncology • Multiple ongoing clinical trials with expected data readouts in the next 12 months • Leaders in Hippo pathway with clinical stage TEAD1 inhibitor IK-930 • Initial monotherapy dose escalation data in all comers, mesothelioma, We develop differentiated therapies and EHE in 4Q 2023 for patients in need that target nodes of • Broad combination potential including in EGFRm and RASm cancers, cancer growth, spread, and therapeutic starting with osimertinib in NSCLC resistance in the Hippo and RAS onco- • Novel MEK/RAF inhibitor IK-595 in IND-enabling studies signaling networks • IND in 2H 2023 with broad potential across RAF and RAS mutant cancers • BMS partnered program IK-175 with clinical activity in bladder cancer • Potential for $50M in opt-in fees by early 2024, $450M in milestones Hippo Pathway RAS Pathway plus global royalties • Cash runway into 2026 Confidential 2 2

Seasoned Executive Team with 50+ INDs and 14 Regulatory Approvals Executive Team 23 average years Mark Manfredi, Ph.D. Sergio Santillana, M.D. Jeffrey Ecsedy, Ph.D. Michelle Zhang, Ph.D. Jotin Marango,M.D. , Ph.D. of experience Chief Executive Officer Chief Medical Officer Chief Development Officer Chief Scientific Officer Chief Financial Officer and Head of Corporate Development 50+ INDs Board of Directors Owen Hughes Iain Dukes, David Bonita, Jean Francois Formela, Otello Stampacchia, Maria Koehler, Richard Wooster, Chair D.Phil. M.D. M.D. Ph.D. M.D., Ph.D. Ph.D. 14 Scientific Advisory Board regulatory George Demetri, M.D. Kevan Shokat, Ph.D Josep Tabernero, M.D., Ph.D. Neal Rosen, M.D., Ph.D. Professor, Medicine, Professor and Chair, Head of Medical Oncology, Director, Center for Mechanism- approvals Harvard Medical School Department of Cellular and Vall d’Hebron University Hospital Based Therapeutics and Chair, Molecular Pharmacology, UCSF Medical Oncology, Memorial Director, Center for Sloan-Kettering Cancer Center Sarcoma and Bone Oncology, Investigator, Howard Hughes Dana-Farber Cancer Institute Medical Institute Confidential 3 3

Ikena Wholly-Owned Pipeline Focused on Targeted Oncology Candidate Indications Partnerships Late-Stage Discovery IND Enabling Phase 1 Target Interventions & Rights Development Hippo-Altered Cancers IK-930 Monotherapy & Multiple TEAD Combinations Hippo Pathway Undisclosed Hippo-Altered Cancers RAS and RAF Altered IK-595 Cancers; Additional Tumor MEK-RAF Types RAS Pathway Undisclosed RAS-Mutated Cancers Bladder Cancer, AHR Enriched Monotherapy & Nivolumab Combination AHR IK-175 Signaling AHR Head & Neck Cancer, AHR Enriched Nivolumab Combination Confidential 4 4 Immune-Signaling Targeted Oncology

Connectivity Across RAS & Hippo Oncosignaling Network

Nodes in the RAS network are intricately connected to each other and other orthogonal pathways, including Hippo



Hippo Pathway
NF2
MST1/2
LATS1/2
YAP1/TAZ
YAP1/TAZ
TEAD
RAS Pathway
RAS GDP
OFF
GRB2
SOS
SHP2
ON
RAS GTP
THERAPEUTIC RESISTANCE
RAF
MEK 1/2
ERK1/2
PI3K
AKT
mTOR

Hippo genetically-altered cancers and Hippo activated resistance

RASm cancers – one of the most common pathway with genetic alteration in cancers – potential benefit from monotherapies and combination therapies

Ikena has deep institutional knowledge and broad capabilities that lay the foundation for discovery programs across the network

Deep knowledge and characterization of the interconnected nature of oncogenic nodes

Proven history of drugging difficult targets

Leaders in drugging the Hippo pathway

Advanced capabilities across biomolecular characterization, structural biology, chemistry, and translational medicine

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Targeting TEAD & the Hippo Pathway IK-930 Confidential 6

IK-930 Well-Positioned to Address Diverse Patient Populations with High Unmet Need

Two distinct mechanisms: Genetic alterations in Hippo pathway and pathway involvement in therapeutic resistance

Hippo Pathway Activity Triggers TEAD Transcription-Dependent Tumor Growth



GENETIC ALTERATIONS
NF2
MST1/2
LATS1/2
YAP1/TAZ
YAP1/TAZ
THERAPEUTIC RESISTANCE
KRAS
BRAF
CDK 4/6
MEK
EGFR
ALK
TEAD DEPENDENT TRANSCRIPTION
TUMOR GROWTH
TEAD1
TEAD2
TEAD3
TEAD4

IK-930 Initial Target Patient Populations



Monotherapy
Combination Therapy
Growing IK-930 Opportunity (Annual Incidence, U.S.)
EHE (0.4 K)
NF2-def. Mesothelioma (1.2 K)
NF2-def. Malignant Meningioma (0.1 K)
Other NF2 Deficient Solid Tumors (27 K)
TKI-resistant EGFRm NSCLC (12 – 16 K)
EGFRm NSCLC (1L) (20 K)
Combinations in RASm cancers (multiple populations and targets)

Additional potential opportunities in YAP/TAZ amplified cancers and combinations with RAS pathway agents (MEKi, KRASi)

EHE: Epithelioid Hemangioendothelioma; MPM: Malignant Pleural Mesothelioma.

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IK-930 is Potentially both First and Best in Class Targeting Hippo Pathway IK-930 is a potent Hippo-pathway inhibitor that selectively inhibits TEAD1 and broadly represses oncogenic TEAD activity IK-930 is a TEAD1 Selective Robust Inhibition Potent Inhibition of TEAD Palmitoylation Inhibitor TEAD Target Gene Expression IK-930 TEAD1 TEAD2 TEAD3 TEAD4 100 6.58 ± FP (IC μM) 0.88 ± 0.22 9.23 ± 1.80 > 50 50 0.93 80 Click/Chem(IC 5 0.2-0.5 >20 >20 >20 μM) CNN1 0 60 TSA (Kd; μM) 0.32 2.47 / 17.85 ANKRD1 40 CTGF Nanobret (IC 15.53 ± 50 0.091 ± .002 > 20 > 20 μM) 1.32 20 NPPB AMOTL2 Pan-TEADi 0 -4 -3 -2 -1 0 1 10 10 10 10 10 10 CYR61 TEAD1 TEAD2 TEAD3 TEAD4 IK-930 Concentration (mM) 1.18 ± 1.38 ± DMSO IK-930 TEAD gene NF2 mutant mesothelioma FP (IC μM) 0.92 ± 0.25 2.29 ± 0.51 50 0.52 0.58 expression proliferation TEAD activated cell line Click/Chem(IC 50 0.2-0.5 2 0.5 2 μM) TSA (Kd; μM) 0.18 1.77 42.82 0.19 Nanobret (IC 0.041 ± 0.32 ± 50 0.030 ± .004 0.51 ± .022 μM) .001 .081 Confidential 8 8 % Inhibition

IK-930 Monotherapy Has Potential Across Genetic Mutations in the Hippo Pathway Comparable to panTEADi in NF2 Deficient Mesothelioma with Impact Across Tumor Models for Hippo Pathways Genetic Alterations 2000 1 0 0 0 Vehicle 2000 Vehicle IK-930 30 mg/kg QD Vehicle 8 0 0 IK-930 75 mg/kg QD 1500 IK-930 75 mg/kg QD panTEADi 1500 75 mpk IK-930 IK-930 200 mg/kg QD 6 0 0 1000 1000 4 0 0 500 500 2 0 0 0 0 0 0 5 10 15 20 25 0 5 10 15 20 25 0 1 0 2 0 3 0 Days post treatment initiation Days post treatment initiation Days of Treatment LATS1/LATS2 Mutated Mesothelioma Model YAP1 Amplified HNSCC Model NF2 Deficient Mesothelioma Model Confidential 9 9 Average Tumor Volume (mm3+/-SEM) Average Tumor Volume (mm3+/-SEM) Average Tumor Volume (mm3+/-SEM)

IK-930 Mechanism Drives TEAD1 into Tumor-Repressive Activity Leveraging the two opposing states of TEAD through binding TEAD1 to inhibit palmytoilation and promoting VGLL4 interactions Two Opposing States of TEAD Activator with YAP1 or Repressor with VGLL4 TAZ (palmitoylation (palmitoylation dependent) independent) IK-930 Leverages the TEAD Biology to Gain Repressive Activity from Both State YAP1/TAZ AP1 e.g. TEAD2-4 IK-930 VGLL4 YAP1/TAZ TEAD1 TEAD IK-930 Activator state Repressor state IK-930-TEAD1-VGLL4 complex blocks chromatin access for TEADs and other transcriptional activators Confidential 10 10

IK-930 Is Designed to Balance Efficacy and On-Target TEAD Renal Tox Prior attempts to target the Hippo pathway have not been able to balance anti-tumor activity and kidney toxicity Designing a Targeted Treatment to Maximize IK-930 Does Not Result in Proteinuria at All Tested Doses in Antitumor Activity and Minimize On-Target Tox Monkeys, in Contrast to panTEAD Inhibition • panTEAD inhibition has been seen to drive proteinuria IK-930 Monkey 28-day panTEADi Monkey 28-day and frank kidney toxicity (Kaneda et al, AACR 2019) IK-930 Monkey 28-Day Treatment Pan-TEAD Monkey 28-Day Treatment 120 120 • In preclinical models it has been seen that YAP1 is 100 100 required for podocyte (highly specialized kidney cell) viability (Schwartzman et al., 2016) 80 80 • IK-930’s selectivity provide a far wider potential 60 60 therapeutic window while demonstrating equivalent 40 40 activity in multiple in vivo models • 28-Day Monkey Study 20 20 • IK-930: No clinical signs or renal changes observed; 0 0 all doses • No toxicity to other systems Pan-TEAD AUC (ng•h/mL) 0-24h IK-930 AUC (ng•h/mL) 0-24h • panTEADi Average urinary protein-to-creatinine ratios and histopathology in non- • Decreased activity, ataxia observed in both human primates predicted a therapeutic index of less than one for dose groups panTEAD inhibitors and a broad therapeutic window for IK-930 • High dose halted on day 18 due to mortality and morbidity Confidential 11 11 0 10000 20000 30000 40000 5000 0 60000 0 50000 100000 5 000 1 0 200000 250000 300000 350000 Peak Protein/Creatinine TGI=88% TGI=100% TGI=120% Peak Protein/Creatinine TGI=88% TGI=136%

TEAD1 and VGLL4 are Highly Expressed in IK-930’s Initial Target Indications TEAD1 is the Most Highly Expressed Paralog Mesothelioma and EHE Have High Expression of VGLL4 in Mesothelioma and EHE TEAD1 TEAD2 TEAD3 TEAD4 Confidential 12 12 TEAD Paralog TPM VGLL4 TPM

IK-930 Monotherapy Clinical Strategy; Initial Data Expected in 4Q 2023

Growing Monotherapy Opportunity

~125,000 newly diagnosed cancer patients per year in the US with known Hippo pathway mutations and alteration



- **Malignant Mesothelioma:** ~**40%** NF2 loss of function mutations
- **NSCLC: 6%** YAP1 and **29%** TAZ amplification
- **Meningioma:** High frequency of NF2 deficiency; Most common CNS tumor, accounting for **~one-third** of primary CNS tumors
- **Head & Neck Cancers:** Growing body of knowledge on frequent YAP/TAZ amplification and FAT1 (upstream) deficiency
- **Soft Tissue Sarcomas: ~90%** of epithelioid hemangioendothelioma, or **EHE**, have TAZ-CAMTA1 fusions; **10%** of EHE have YAP1-TFE3 fusions

Ongoing Phase 1 Trial
Monotherapy Clinical Development Plan

Dose Escalation

Currently recruiting; advanced through multiple doses

All comers

Tumors known to have high incidence of Hippo pathway alterations

Dose Expansion Options

- NF2 deficient mesothelioma
- Epithelioid hemangioendothelioma (EHE)
- NF2 deficient solid tumors; agnostic approach
- YAP/TAZ gene fusion solid tumors; agnostic approach

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The Hippo Pathways is Implicated in Resistance to Multiple Targeted Therapies

IK-930 has the potential to combat resistance and expand the number of patients that could benefit from targeted therapies

Combating Therapeutic Resistance is a Major Need



Growing IK-930 Opportunity (Annual Incidence, U.S.)
NF2-def. Mesothelioma (1.2 K)
EHE (0.4 K)
NF2-def. Malignant Meningioma (0.1 K)
Other NF2 Deficient Solid Tumors (27 K)
TKI-resistant EGFRm NSCLC (12 – 16 K)
EGFRm NSCLC (1L) (20 K)
Combinations in RASm cancers (multiple populations and targets)

Case Study: Resistance Mechanisms to Osi in EGFRm NSCLC

40%+ of patients with Osimertinib resistance have unidentified mechanisms and represent a significant unmet need

Leonetti, et al., Br J Cancer, 2019



Acquired EGFR mutations
Acquired amplifications
Acquired oncogenic fusions
Acquired MAPK-PI3K mutations
Acquired cell cycle gene alterations
Unknown
Transformations (SCLC, SCC)
C797X
L718Q
EGFRamp
G724S
S768I
METamp (7–15%)
HER2amp (1–2
SPTBN1-AL
RET fusions
BRAF fusion
BRAFV600E
PI3KCA (7%)
KRAS (3–4%
HER2 (1%)
CCND1amp
CCND2amp
CCNE1amp
CDK4amp
CDK6amp
15%
6–10%
8–17%
1–8%
13–14%
10%
40–50%

"The biggest hurdle to targeted cancer therapy is the inevitable emergence of drug resistance."
Lim, et al. Journal of Hematology & Oncology 2019

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IK-930 Opportunity to Address Emerging Early-Use Osimertinib Resistance

YAP Nuclear Localization Post Osi Treatment Linked to Acquired Resistance


Baseline
Acquired Resistance
#1
#3
YAP
Nuclear YAP
250
200
150
100
50
0
Baseline
Acquired Resistance

Lee, et al., BBRC, 2016

There is a growing body of data linking the Hippo pathway to resistance to multiple targeted therapies, including osimertinib

Two Clinical Opportunities in EGFR Resistance



First Line Combo with Osi

First line osi combined with IK-930 to potentially prevent the emergence of resistance

Post Resistance Emergence

Treating with IK-930 post the emergence of resistance – negatively selecting for actionable mutations

Exploring both as potential paths in clinical program

Clinical supply agreement with AstraZeneca for osimertinib signed in 2022; first combo planned for clinical program

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IK-930-Osi Combo Delays Tumor Regrowth in vivo and Can Prevent Emergence of Persisters Potential for IK-930 to prevent resistance to EGFR inhibitors and even reverse the effect when given after resistance has already emerged IK-930 Delays Emergence of Osi-Resistance Persisters IK-930 + Osi Delays Tumor Regrowth More than Comparably to panTEADi panTEADi in vivo 2000 1500 1000 500 Osimertinib Osimertinib Osimertinib + IK-930 0 induced cell death Osimertinib + panTEADi 0 50 1 0 0 0 Stop dosing Emergence and expansion of Days after the start of treatment osimertinib persister cells 5 0 0 Vehicle Control, PO, QD, n=10 Osimertinib, 5mg/kg, PO, QD, n=10 IK-930, 75mg/kg, PO, QD, n=10 IK-930 + osimertinib, 75+5mg/kg, PO, QD, n=10 Osimertinib & panTEADi, 3mg/kg, PO, QD, n=10 panTEADi + osimertinib, 3+5mg/kg,PO, QD, n=10 TEADi addition 0 2 0 0 0 0 5 1 0 1 5 2 0 Days 1 5 0 0 Confidential 16 16 1 0 0 0 5 0 0 0 0 5 0 1 0 0 Stop dosing Days after the start of treatment Live Cell Counts 3 3 Tumor Volume (mm ) Tumor Volume (mm )

IK-930’s Potential to Combat Therapeutic Resistance to Other Targeted Therapies Combination strategy represents an independent mechanism and potential opportunity for IK-930 Combination Clinical Development Plan First Cohort to Initiate in 2023 Addressing a Leading Limitation of Targeted Therapy - Dose Escalation Dose Expansion Options Primary and Secondary Therapeutic Resistance Resistance to multiple targeted therapies and tumor IK-930 + osimertinib in EGFRm resistant NSCLC recurrence can be linked to YAP/TEAD activation Overcoming resistance mechanisms and escape could IK-930 + MEKi in solid deepen and prolong responses and address de novo tumors, including KRASm resistance, allowing more patients to respond to tumors target therapies overall All comers Biomarker defined tumors Additional cohorts based on treated with targeted emerging data therapies (multiple combination groups) Confidential 17 17

Ikena Leads the Field in Targeting the Hippo Pathway • IK-930: First-in-class, paralog-selective TEAD inhibitor NF2 • Ongoing phase 1 clinical trial currently in dose escalation • Monotherapy cohorts in NF2 mutant mesothelioma MST1/2 and EHE (100% YAP/TAZ) • Multiple planned combination cohorts combating therapeutic resistance LATS1/2 • Data shows potential to prevent and reverse resistance to EGFR inhibitors • Additional data on advantages of paralog-selectivity and YAP1/TAZ combination approach presented at AACR 2023 • Initial clinical data expected in 4Q 2023 YAP1/TAZ • Additional research in Hippo pathway leading next-gen efforts TEAD TEAD DEPENDENT TUMOR GROWTH TRANSCRIPTION Confidential 18 18

MEK-RAF Complex Inhibitor IK-595 Confidential 19

The RAS Pathway is Highly Implicated in Cancer Targeting within the pathway could be impactful for a massive and diverse population 10 of the 20 most common cancers worldwide are The RAS pathway is potentially associated with RAS pathway mutations implicated in over half a million Pancreatic Ductal Adenocarcinoma Colorectal Adenocarcinoma new cancer diagnoses each Multiple Myeloma 1 year in the US alone Lung Adenocarcinoma Skin Cutaneous Melanoma Uterine Corpus Endometroid Sarcoma New approaches in targeting the pathway need Uterine Carcinosarcoma to consider key learnings Thyroid Carcinoma Acute Myeloid Leukemia • Approved inhibitors can paradoxically Bladder Urothelial Carcinoma activate MEK/ERK signaling Gastric Adenocarcinoma Cervical Adenocarcinoma • CRAF is implicated as a key signaling bypass Head and Neck Squamous Cell Carcinoma mechanism for targeted therapies, and has Diffuse Large B Cell Lymphoma kinase independent activity that drives RAS 0 20 40 60 80 100 mutant cancers 2 Frequency of RAS Mutation %KRAS %NRAS %HRAS Top 20 Cancer 1 ACS and https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3457779/ Confidential 20 20 2 Cox. Nature Reviews Drug Discovery (2014); World Cancer Research Fund International

First Generation MEK Inhibitors: Insufficient Targeting Leads to Limited Activity First gen MEK inhibitors trigger CRAF MEK’s role in driving ERK- mediated pathway reactivation mediated tumor growth Approved MEK inhibitors like trametinib and binimetinib block MEK kinase activity RASm RASm Feedback in the pathway however triggers CRAF activation CRAF A/B- A/B- CRAF CRAF (kinase- CRAF independent) RAF RAF Cancer’s survival mechanism utilizes CRAF to reactivate the pathway and bypass inhibition MEK MEK CRAF bypass 1/2 1/2 st 1 gen Additionally, approved inhibitors miss MEKi blocking kinase-independent CRAF ERK ERK 1/2 1/2 function that can trigger tumor growth Leads to incomplete pathway inhibition Confidential 21 21

IK-595: A Best-in-Class Dual MEK-RAF Complex Inhibitor

IK-595 traps MEK & RAF in an inactive complex to prevent CRAF bypass and kinase-independent CRAF function


RASm
A/B-RAF
CRAF
MEK 1/2
IK-595
CRAF
IK-595
MEK 1/2
ERK 1/2

Key IK-595 Advantages

IK-595 is designed to and has shown preclinical evidence of superior profile than first generation and in-development MEK inhibitors

- ✓ Inhibit MEK mediated ERK1/2 phosphorylation
- ✓ Prevent MEK phosphorylation by RAF
- ✓ Alleviate therapeutic resistance through CRAF mediated bypass and pathway reactivation
- ✓ Block CRAF kinase independent activities
- ✓ Optimized PK profile to target IC90 plasma concentrations widening the therapeutic window

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Key Advantages of IK-595 Including Robust Stabilization of MEK-RAF Complex

IK-595 traps RAF and MEK in a stable, inactive complex providing advantages in blocking both bypass in the pathway and kinase-independent CRAF function



MEK-BRAF (active)
IK-595-MEK-BRAF (Inactive)
αC- helix "in" (active)
IK-595
αC- helix "out" (inactive)
"Inhibitory turn"
Activation segment

IK-595 binds to MEK with much slower off-rate kinetics compared to other assets with similar MoA



IK-595
+ uMEK (+ATP)
"slow off"
VS-6766
+ uMEK (+ATP)
"fast off"
Response (RU)
Time (s)

MEK	On Rate ($M^{-1}s^{-1}$)	Off Rate (s^{-1})	Affinity (nM)
IK-595 (to MEK)	8.24 E+04	**6.09 E-04**	7.39
VS-6766 (to MEK)	1.69 E+05	**7.08 E-03**	41.83

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IK-595 Leads to More Durable Pathway Suppression than Other MEK Inhibitors

IK-595 Potently Inhibits MEK Phosphorylation In Vitro


In vitro MEK Phosphorylation (AsPC-1 cells)
pMEK to tMEK Ratio
0.4
0.3
0.2
0.1
0.0
0.01
0.1
1
10
100
1000
10000
Dose (nM)
Trametinib
VS-6766
IK-595


In vitro MEK Phosphorylation (HCT116 cells)
Normalized pMEK to tMEK Ratio
20
15
10
4
3
2
1
0
IK-595
4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 4 48 Hours
DMSO
IK-595
VS-6766
Trametinib
Trametiglue
Mirdametinib
Binimetinib
Selumetinib
Cobimetinib

IK-595 Demonstrates Robust and Prolonged pERK Inhibition in Multiple Cell Lines


AsPC1 (KRASmut Pancreatic)
NCI-H2122 (KRASmut Lung)
5637 (CRAF Amplified Bladder)
Normalized pERK to tERK Ratio
0.5
0.4
0.3
0.2
0.1
0.0
1
10
100
Time (Hours)
Trametinib
VS-6766
IK-595

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Robust Efficacy in RAS & RAF Models; High Sensitivity in CRAF Dependent Models Antitumor Activity Across Models at Tolerated IK-595 Doses IK-595 Sensitivity AsPC-1: KRAS G12D Pancreatic Model NCI-H2122: KRAS G12C Lung Tumor Model 3000 2000 Vehicle Vehicle 600 600 IK-595 3 mg/kg IK-595 3 mg/kg 1500 2000 400 400 1000 1000 200 200 500 0 0 0 0 0 2 4 6 8 10 12 14 16 18 20 0 5 10 0 15 2 4 20 6 8 21 50 12 14 16 18 20 0 10 20 30 Days of Treatment Days of Treatment Days of Treatment Days of Treatment 5637: CRAF Amplified Bladder Tumor Model OCI-AML-3: NRAS Q61L Acute Myeloid Leukemia IK-595 has greatest sensitivity in NRAS and KRAS mutant cell 3 0 0 0 lines which are dependent on CRAF Vehicle Vehicle Venetoclax 100 mg/kg 600 600 IK-595 3 mg/kg IK-595 3 mg/kg NRAS and KRAS – CRAF CERES Score 2 0 0 0 Jones, 4th RAS-Targeted Drug Development Summit 2022 400 400 WT 1 0 0 0 200 200 Mut 0 0 0 0 2 4 6 8 10 12 14 16 18 20 0 2 4 6 8 10 12 14 16 18 20 0 5 1 0 1 5 Days of Treatment Days of Treatment Days of Treatment Efficacy achieved with both continuous and intermittent dosing of IK-595 Confidential 25 25 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 Tumor volume (mm ) 3 3 Tumor volume (mm ) Tumor volume (mm )

IK-595 shows Significant Synergy Levels with Multiple Combination Agents P13K (Inavolisib) EGFR (Cetuximab) KRAS G12C (Sotorasib) 80 50 120 60 100 • High synergy scores show the potential for 40 80 30 60 future potential combinations for IK-595 40 30 20 20 20 10• Demonstrated the potential for expansion 10 0 0 to larger patient populations within the 0 RAS pathway • Also shows potential to address needs in KRAS G12C (Adagrasib) SOS1 (BI-3406) SHP2 (RMC-4550) cancer populations where primary mutations fall outside the pathway but 30 30 100 engage RAS biology 20 20 50 10 10 0 0 0 Confidential 26 26 IK-595 Trametinib VS-6766 NCI-H2122 NCI-H358 NCI-H1373 NCI-H1373 HPAF NCI-H2122 MiaPACA2 HCA7 DLD-1 NCIH1373 HT-29 HPAF NCIH2122 NCIH1373 HPAF NCIH2122 Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score Loewe Sum of Synergy Score

IK-595 Designed for Therapeutic Index Optimization T optimized to enable dosing schedules to hit above IC and achieve impact while allowing for holiday 1/2 90 IK-595 Trametinib VS-6766 VS-6766 Trametinib Projected Human PK Projected Human PK Clinical PK Clinical PK Human Predicted PK (2mg - QD) (3.2mgs - 2 Doses a Week) 3.2 mg twice/week 2 mg QD At Steady State At Steady State IC 90 IC IC 90 90 IC 50 IC IC 50 50 Time Time Time Shorter human T of IK-595 allows 1/2 Clinical doses of trametinib and VS-6766 do not reach plasma flexibility in dosing schedules concentrations above pERK IC due to the very long human T 90 1/2 of trametinib (72-120 hrs) and VS-6766 (60-100 hrs) Enables transient plasma concentrations above IC & recovery 90 before next dose Confidential 27 27 Unbound Plasma Concentration Unbound Plasma Concentration Unbound Plasma Concentration

IK-595: Best-in-Class Next Generation MEK-RAF Complex Inhibitor CRAF A/B-RAF MEK IK-595 1/2 • Novel, best-in-class inhibitor that traps MEK and RAF in an inactive complex for more complete inhibition of the pathway • Durable, potent inhibition of the pathway demonstrated through multiple data sets • Mechanisms prevents CRAF bypass and kinase-independent CRAF function • Preclinical efficacy in multiple disease models • Difficult to treat CRAF-dependent tumors show high sensitivity to IK-595 in cell lines • Designed with half life for optimization of therapeutic index and flexible dosing schedules • IND planned for 2H 2023 Confidential 28 28

Targeting AHR to Counter Immunosuppressive TME IK-175 Confidential 29

AHR’s Role in Immune Signaling & Identifying Bladder Cancer as Key Population Activated AHR can prevent immune recognition of cancer through both the innate and adaptive immune systems Novel Assays to Optimize Indication Selection Tryptophan Tryptophan AHR AHR AHR IDO1 TDO2 Proprietary Proprietary IHC Gene amplification transcriptional Kynurenine signature accumulation STING Tumor Microarray Result 300 AHR Activation TLR9 200 TGFB Immunosuppression & 100 Tumorigenesis AHR modulates activity in both the innate and adaptive immune systems 1 0 Bladder HNSCC Melanoma Ovarian Confidential 30 30 H-Score Nucleus Tumor region

IK-175 Ph1 Study Ongoing in Urothelial Carcinoma Patients Patients have exhausted SOC and progressed on CPIs Pharmacodynamics at All Doses Monotherapy Combination Clinical data presented at SITC 2022 including 1.2 1.5 dose escalation (all-comers), and both mono 1.0 0.8 1.0 and combo stage 1 expansion cohorts in 200mg 0.6 400mg urothelial carcinoma 800mg 0.4 0.5 • 43 total patients; 40 evaluable for anti- 1200mg 800mg 0.2 1600mg tumor activity 1200mg 0.0 0.0 • 20 dose escalation • 20 dose expansion (10 mono, 10 combo) Pharmacodynamics seen at all doses Timepoint Timepoint Last-line, Heavily Pre-treated Patients No DLTs observed Demographics of Evaluable Urothelial Carcinoma Patients in Initial Clinical Analysis IK-175 was well tolerated with a predictable Monotherapy Combination and manageable safety profile (n=10) (n=10) Prior lines of anti-cancer therapy Encouraging anti-tumor activity and duration 1-3 2 4 of response seen in IK-175 nivolumab combination expansion cohort 4-10 8 6 ADC experienced 9 6 Confidential 31 31 Pre-dose 3hrs (±30 minutes) 6-8hrs Pre-dose C1D2 Pre-dose C2D1 3hrs (±30minutes) 6-8hrs - ( t ) - - - ( t ) - Pre dose 3hrs ±30 minu es 6 8hrs Pre dose C1D2 Pre dose C2D1 3hrs ±30minu es 6 8hrs Normalized to pre-dose C1D1 Normalized to pre-dose C1D1

Initial Clinical Urothelial Carcinoma Data Demonstrated Encouraging Anti-Tumor Activity Clear evidence of monotherapy activity contributing to combination responses Heavily pretreated patients exhausted all options -- failed checkpoints and have had up to 10 prior lines of therapy Mono partial response ongoing over 15 months; Combo partial responses ongoing over 5 months Stage 1 of Combination Cohort in Urothelial Carcinoma Initial Clinical Data from Stage 1 of Expansion Cohorts Showed 40% DCR with Encouraging Anti-Tumor Activity Monotherapy Combination (n=10) (n=10) Best overall response Confirmed partial 1 (10%) 2 (20%) response Stable Disease 1 (10%) 2 (20%) Progressive disease 6 (60%) 6 (60%) ORR, n(%) 1 (10%) 2 (20%) DCR, n(%) 2 (20%) 4 (40%) Time from baseline (months) Combo result represent meaningful potential for patient population with significant and ongoing DoR Stage 2 of expansion cohorts ongoing Confidential 32 32 Percent change in SoD target lesions

Ikena Wholly Owned Pipeline Focused on Targeted Oncology

		Candidate *Target*	Indications *Interventions*	Partnerships & Rights	Discovery	IND Enabling	Phase 1	Upcoming Milestone
Targeted Oncology	*Hippo Pathway*	**IK-930** *TEAD*	Hippo-Altered Cancers *Monotherapy & Multiple Combinations*	ikena oncology				**Initial data expected 4Q 2023**
Targeted Oncology	*Hippo Pathway*	**Undisclosed**	Hippo-Altered Cancers	ikena oncology				Progressing further pathway research
Targeted Oncology	*RAS Pathway*	**IK-595** *MEK-RAF*	RAS and RAF Altered Cancers; Additional Tumor Types	ikena oncology				**IND in 2H 2023**
Targeted Oncology	*RAS Pathway*	**Undisclosed**	RAS-Mutated Cancers	ikena oncology				Progressing research toward add 'l candidate
Immune-Signaling	*AHR Signaling*	**IK-175** *AHR*	Bladder Cancer, AHR Enriched *Monotherapy & Nivolumab Combination*	Bristol Myers Squibb				Continued trial progress; update in 2H 2023
Immune-Signaling	*AHR Signaling*	**IK-175** *AHR*	Head & Neck Cancer, AHR Enriched *Nivolumab Combination*	Bristol Myers Squibb				Phase 1 ready

ikena oncology | 33

Confidential 34